UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2009

COVANTA HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-06732 (Commission File Number)	95-6021257 (IRS Employer Identification No.)
40 Lane Road, Fairfield, New Jersey 07004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (973) 882-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events
     On August 24, 2009, Covanta Holding Corporation issued a press release announcing the closing of the first stage of its previously-announced acquisition of certain energy-from-waste and related businesses from Veolia Environmental Services North America Corp as more fully described in the press release filed with this Form 8-K. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
     Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 24, 2009, issued by Covanta Holding Corporation.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 24, 2009

COVANTA HOLDING CORPORATION (Registrant)
By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 24, 2009, issued by Covanta Holding Corporation.